Exhibit 99.1

Investigating the Power of Tumor Infiltrating Lymphocytes for Treatment of Cancer May 2020

Forward Looking Statements

Certain matters discussed in this presentation are "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our") within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. The forward-looking statements include, but are not limited to, risks and uncertainties relating to the success, timing, projected enrollment, manufacturing and production capabilities, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates (including both Company-sponsored and collaborator-sponsored trials in both the U.S. and Europe), such as statements regarding the timing of initiation and completion of these trials; the timing of and our ability to successfully submit, obtain and maintain FDA or other regulatory authority approval of, or other action with respect to, our product candidates, including those product candidates that have been granted breakthrough therapy designation ("BTD") or regenerative medicine advanced therapy designation ("RMAT") by the FDA and new product candidates in both solid tumor and blood cancers; the strength of the Company's product pipeline; the successful implementation of the Company's research and development programs and collaborations; the Company's ability to obtain tax incentives and credits; the guidance provided for the Company's future cash, cash equivalents, short term investment and restricted cash balances; the success of the Company's manufacturing, license or development agreements; the acceptance by the market of the Company's product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company's control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company's business, including, without limitation: the COVID-19 pandemic may have an adverse effect on the Company and its clinical trials, including potential slower patient recruitment, inability of clinical trial sites to collect data, inability of the Company or its contract research organizations to monitor patients, as well as FDA availability due to competing priorities; the preliminary clinical results, which may include efficacy and safety results, from ongoing Phase 2 studies may not be reflected in the final analyses of these trials or subgroups within these trials; a slower rate of enrollment may impact the Company's clinical trial timelines; enrollment may need to be adjusted for the Company's trials and cohorts within those trials based on FDA and other regulatory agency input; the new version of the protocol which further defines the patient population to include more advanced patients in the Company's cervical cancer trial may have an adverse effect on the results reported to date; the data within these trials may not be supportive of product approval; changes in patient populations may result in changes in preliminary clinical results; the Company's ability or inability to address FDA or other regulatory authority requirements relating to its clinical programs and registrational plans, such requirements including, but not limited to, clinical, safety, manufacturing and control requirements; the Company's interpretation of communications with the FDA may differ from the interpretation of such communications by the FDA; risks related to the Company's ability to maintain and benefit from accelerated FDA review designations, including BTD and RMAT, which may not result in a faster development process or review of the Company's product candidates (and which may later be rescinded by the FDA), and does not assure approval of such product candidates by the FDA or the ability of the Company to obtain FDA approval in time to benefit from commercial opportunities; the ability or inability of the Company to manufacture its therapies using third party manufacturers or its own facility may adversely affect the Company's potential commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in the Company's sponsored trials; and additional expenses may decrease our estimated cash balances and increase our estimated capital requirements. A further list and description of the Company's risks, uncertainties and other factors can be found in the Company's most recent Annual Report on Form 10-K and the Company's subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov or www.iovance.com. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

IOVANCE
© 2020, Iovance Biotherapeutics
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2020 Recent Updates © 2020, Iovance Biotherapeutics 3 2020 Updates Last patient dosed in Cohort 4 pivotal melanoma program: supporting a BLA in melanoma in 2020 90%+ manufacturing success rate in > 300 patients Oral presentation from Cohort 2 melanoma program at ASCO20 Data showing effect of Moffitt TIL in NSCLC presented at AACR 2020

• Highly personalized therapy • Our own immune system amplified and rejuvenated Tumor - Infiltrating Lymphocytes (TIL) – Unique Mechanism in Immuno - oncology © 2020, Iovance Biotherapeutics 4 Excise Tumor Culture & Expand with IL - 2 Reinfuse Post - Lymphodepletion

© 2020, Iovance Biotherapeutics 5 Iovance Proprietary Centralized, Scalable, and Efficient GMP Manufacturing Gen 2 Process Time: 22 Days 1 2 Patient Intake Surgical Resection 3 4 NMA - LD TIL Infusion 5 6 IL - 2 Infusions Recovery/Discharge 4 2

TIL Mechanism of Action Circulation Migration Recognition Lysis © 2020, Iovance Biotherapeutics 6 Infusion of tumor - infiltrating lymphocytes (TIL) Tumor Peripheral blood Blood vessel Tumor cell TIL TIL Tumor bed TIL Lysing tumor cell T - cell receptor Tumor antigen peptide MHC - I Chemokine receptor Chemokine TIL IFN  Granzyme Perforin TIL Lysing tumor cell

Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need

Discovery | **Manufacturing Development, Clinical Program Establishment** | **Pre-Commercialization**

2011

TIL therapy conducted by Steven Rosenberg/NCI published results showing: **56% ORR**[(1)] and **24% CR** rate in melanoma patients, with durable CRs as an early line therapy[(2)]

2015

FDA Orphan Drug Designation for lifileucel in malignant melanoma

2016

First patient dosed for Gen 1 lifileucel in melanoma

Gen 2 manufacturing developed and transferred to CMOs

2017

Head & Neck and Cervical studies began

FDA Fast Track designation for lifileucel in melanoma received

2018

FDA RMAT designation for lifileucel in advanced melanoma received

FDA EOP2 meeting for lifileucel held

Lifileucel Cohort 2 clinical data showed **38% ORR in 47 patients,** patients with average 3.3 prior lines of therapy

Two rounds of financing conducted: **over $425 mil raised**

2019

First patient dosed for melanoma registrational trial

FDA Fast Track, BTD in cervical

FDA EOP 2 held for LN-145 for cervical

File IND for PBL in chronic lymphocytic leukemia (CLL), IND cleared and first patient dosed

Clinical IRC **data from Cohort 2 of melanoma at SITC shows 35% ORR**

2020

Dosed last patient in Cohort 4 pivotal melanoma program

TIL manufactured by Moffitt shows **2 durable CRs** in post-PD1 NSCLC

Oral ASCO presentation of updated Cohort 2 melanoma data

Complete enrollment for registrational program in cervical

Hold pre-BLA meeting with FDA

Submit BLA for lifileucel for melanoma

Plan for **BLA submission** for LN-145 for cervical

(1) Rosenberg, S. A., et al. *Clinical Cancer Research*, 2011, 17, 4550
(2) Goff, S. L. et al. *Journal of Clinical Oncology*, 2016, 34(20), 2389-2397

IOVANCE
© 2020, Iovance Biotherapeutics
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Key Highlights © 2020, Iovance Biotherapeutics 8 2019: Melanoma Data update at SITC (8 Nov 2019) (1) 36.4% ORR 34.8% ORR as read by independent review committee (IRC) (N=66) by investigator and Melanoma Cohort 2 showed Median DOR not reached at 17.0 months of median study follow up (investigator assessed) 2020: Updated Melanoma Data cut (Feb 2020 - ASCO Abstract) (1) Sarnaik et al ., SITC 2019, P865 (2) Sarnaik et al ., ASCO 2020, 10006 ASCO 2020: Oral Presentation of Updated Melanoma Cohort 2 Data (29 May 2020) (2)

Leading cell therapy company focused on treatment of solid tumors Investment Highlights • Initial focus in post - checkpoint solid tumors • Expansion into combinations and earlier lines of therapy • Five company - sponsored programs in melanoma, cervical, head & neck, non - small cell lung cancer (NSCLC), and CLL indications • Accelerated path to approval in melanoma and cervical cancer • Last patient dosed in pivotal trial for melanoma and BLA filing expected 2H 2020 • Melanoma: RMAT, Orphan Drug, and Fast Track • Cervical: BTD, Orphan Drug and Fast Track • U.S. and E.U. capacity with contract manufacturers • Building Iovance 136,000 sq. ft. manufacturing facility in Philadelphia • Rapid 22 - day Gen 2 manufacturing with 90%+ success rate • 300+ patients treated with Iovance proprietary process • Faster 16 - day Gen 3 manufacturing in clinic • Investigator - led programs to evaluate additional solid tumors or new combinations • Data from Moffitt TIL in NSCLC as a new indication for Iovance • Touch points with institutions including NIH/NCI, Moffitt Cancer Center, MD Anderson, Yale, and University of Montreal (CHUM) © 2020, Iovance Biotherapeutics 9 Large market opportunity and strong unmet need Potential to be the first cell therapy approved for solid tumors in melanoma and cervical Efficient and scalable proprietary manufacturing Broad platform and wide applications explored through partnerships

Highly Individualized, Specific, and Potent Attack Against Cancer

Leverages and enhances the body's natural defense against cancer using a patient's own TIL

- **Polyclonal:** Can recognize multiple neoantigens:
  - Effective in solid tumors which are heterogeneous
- **Individualized:** TIL of each patient is specific and private with almost no overlap of uCDR3 between patients(1)
- **Persistence:** 100% of patients had TIL persisting at Day 42(1)
- **Immunological memory:** Potentially no additional maintenance therapy after infusion:
  - Responses seen in both treatment naïve and refractory melanoma patients, including checkpoint refractory
  - Complete responses (CRs) observed in cervical cancer patients, maintained at 53 and 67 months(2)
  - Durable CRs observed in NSCLC patients beyond one year post-TIL(3)



(1) Gontcharova, et al., Persistence of cryopreserved tumor-infiltrating lymphocyte product lifileucel (LN-144) in C-144-01 study of advanced metastatic melanoma, AACR 2019, Abstract #LB-069
(2) Stevanovic, et al., Treatment of Metastatic Human Papillomavirus-Associated Epithelial Cancers with Adoptive Transfer of Tumor-Infiltrating T Cells, ASCO 2018, Abstract #3004
(3) Creelan, et. al., Durable complete responses to adoptive cell transfer using tumor infiltrating lymphocytes (TIL) in non-small cell lung cancer (NSCLC): a phase I trial, AACR 2020, Abstract #20-LB-10617

IOVANCE
© 2020, Iovance Biotherapeutics
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Competitive Advantages of TIL in Solid Tumors Checkpoints TCR CAR - T (Liquid tumors) TIL (Solid tumors) Target multiple tumor antigens Target only single tumor antigen Mainly target only single/ surface tumor antigen Target multiple tumor antigens Long maintenance period One - time treatment One - time treatment One - time treatment Utility in several solid tumors Few solid tumors treated so far No examples of successful utility in solid tumors Available data in: melanoma, cervical, head & neck, and lung cancers Potential l ong - term irreversible toxicities Potential o n - target, off - tissue effects Potentially immunogenic: cytokine release syndrome No unexpected off - tissue effects found to date Off - the - shelf Autologous Autologous Autologous TIL target a diverse array of cancer antigens; we believe this approach represents a highly differentiated, customized, and targeted immunotherapy © 2020, Iovance Biotherapeutics 11

Manufacturing Twelve granted or allowed U.S. patents for compositions and methods of treatment in a broad range of cancers relating to Gen 2 manufacturing process including combinations with PD - 1 antibodies Advanced Technologies Patent applications filed for a wide range of TIL technologies including: • Marrow infiltrating (MIL) and peripheral blood lymphocyte therapies (PBL) • Novel manufacturing processes including selected TIL process • Use of costimulatory molecules in TIL therapy • Stable and transient genetically - modified TIL therapies • Patient subpopulations for TIL therapies Broad, Iovance - Owned IP Around TIL Therapy © 2020, Iovance Biotherapeutics 12

© 2020, Iovance Biotherapeutics 13 Iovance Commercial Manufacturing Facility • Build - to - suit custom facility located in the Navy Yard, Philadelphia, PA • ~136,000 sq. feet, $85 mil investment • Clean room build initiated April 2020 • Commercial GMP production is expected to commence in 2022 • Significant reduction in COGS expected

(1) https://seer.cancer.gov Solid Tumor Indication Deaths (1) New Cases (1) Melanoma 7,230 96,480 Cervix Uteri 4,250 13,170 Lung & Bronchus 142,670 228,150 Oral Cavity, Pharynx & Larynx 10,860 53,000 Breast 41,760 268,600 Pancreatic 45,750 56,770 Brain & Other Nervous System 17,760 23,820 90% of all cancer cases are solid tumors 1.6M New cases of solid tumors in the U.S. (1) Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment Expand into other indications Move into earlier line of therapy Significant Market Potential in Solid Tumors © 2020, Iovance Biotherapeutics 14

Regimen Trial Indication N Partner Phase 1 Phase 2 Pivotal Company sponsored studies Lifileucel C - 144 - 01 Melanoma 178 — LN - 145 C - 145 - 04 Cervical cancer 138 — LN - 145/ LN - 145 - S1 C - 145 - 03 Head & neck cancer 55 — Lifileucel + pembrolizumab LN - 145 - S1 LN - 145 + pembrolizumab LN - 145 + pembrolizumab LN - 145 IOV - COM - 202 Melanoma Melanoma Head & neck Non - small cell lung Non - small cell lung ~75 — IOV - 2001 IOV - CLL - 01 Chronic lymphocytic leukemia ~70 — Current Clinical Pipeline and Select Collaboration Studies For the studies listed in our collaboration pipeline table, the partner listed above is the sponsor of the clinical trial. Su ch partner may not use our Gen 2 manufacturing process and/or the therapeutic dosing may differ from our clinical trials. As a result, such partner data may n ot be representative of our data. © 2020, Iovance Biotherapeutics 15 Select investigator sponsored proof - of - concept studies MDA TIL NCT03610490 Ovarian, colorectal, pancreatic ~54 LN - 145 NCT03449108 Ovarian, sarcomas ~54 Moffitt TIL + nivolumab NCT03215810 Non - small cell lung 20

Metastatic Melanoma © 2020, Iovance Biotherapeutics 16

Potential Market for Metastatic Melanoma

- Estimated 7,230[1] U.S. patient deaths due to melanoma
- Limited options after progression on checkpoint and BRAF/MEK inhibitors

> *"Nature has selected TIL to recognize features unique to the tumor not present on normal tissues, which helps make a TIL therapy approach effective compared to other cell therapy strategies for solid tumors. Iovance TIL treatment has a novel mechanism of action, completely separate from those of other treatment options, and has resulted in highly durable responses in patients that have progressed on prior FDA-approved treatment for their metastatic melanoma."*
>
> — Dr. Amod Sarnaik
> Department of Cutaneous Oncology, the Immunology Program and the Melanoma Center of Excellence at Moffitt Cancer Center

Metastatic Melanoma Facts

309k	**New Cases WW** each year[3]	**62k**	**Deaths WW** each year[3]
96k	**Diagnoses in U.S.** each year[1]	**7k**	**Deaths in U.S.** each year[1]

1st line: **Immuno -therapy**	BRAF/MEK inhibitors for **BRAF positive**	**Chemotherapy** **ORR 4-10%[2]** **OS ~7-8 mons[4]**

(1) in 2019, https://seer.cancer.gov;
(2) CheckMate-37 Trial Results (ICC 10%), Keytruda label (4%);
(3) *JAMA Oncol*. 2019; 5(12):1749-1768. doi:10.1001/jamaoncol.2019.2996;
(4) *Eur J Cancer*. 2016; 65:182-184. *J Clin Oncol*. 2018; 36 (suppl: abstr e21588)

IOVANCE
© 2020, Iovance Biotherapeutics | Strictly Confidential
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Endpoints • Primary: Efficacy defined as IRC ORR Study Updates • March 2019: Cohort 4 (pivotal trial) FPI June 2019: Full Cohort 2 data on 66 patients presented at ASCO • November 2019: IRC Cohort 2 data presented at SITC • November 2019: Investigator read of Cohort 2 sub - analysis for primary refractory to PD - 1 presented • Jan 2020: last patient dosed • May 2020 ASCO abstract : at 17.0 months of study follow up, median DOR not reached. C - 144 - 01: Phase 2 Study Design © 2020, Iovance Biotherapeutics 18 Cohort 1: Non - cryopreserved TIL product (Gen 1) N=30 Closed to enrollment Cohort 2: Cryopreserved TIL product (Gen 2) N=60 Closed to enrollment Cohort 3: TIL re - treatment N=10 Unresectable or metastatic melanoma treated with 1 systemic prior therapy including a PD - 1 blocking antibody and if BRAF V600 mutation positive, a BRAF or BRAF/MEK Cohort 4: Pivotal Cryopreserved TIL product (Gen 2) N=75 Closed to enrollment

Baseline Demographics N= 66 (%) Prior therapies Mean # prior therapies 3.3 Anti - PD - 1 66 (100) Anti - CTLA - 4 53 (80) BRAF/MEK 15 (23) Progressive Disease (PD) for at least 1 prior therapy Anti - CTLA - 4 41 (77) Anti - PD - 1 65 (99) Target lesions sum of diameter (mm) Mean (SD) 106 (71) Min, Max 11, 343 Baseline LDH (U/L) Median 244 1 - 2 times ULN 19 (29) > 2 times ULN 8 (12) Key Inclusion Criteria • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor and a BRAF or BRAF/MEK if indicated • Age ≥ 18 • ECOG PS 0 - 1 Endpoints • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy C - 144 - 01: Cohort 2 Update at ASCO 2019 COHORT 2 BY INVESTIGATOR (ASCO 2019) © 2020, Iovance Biotherapeutics 19

Adverse Events Tend to be Expected, Early and Transient **Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients wit h multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined. *The number of AEs is cumula tiv e and represent the total number of patients dosed Lifileucel Treatment - Emergent Adverse Events (≥ 30%) Adverse Events Over Time Preferred term Cohort 2, N=66 Any Grade, n (%) Grade 3/4, n (%) Grade 5, n (%) Number of patients reporting at least one Treatment - Emergent AE ** 65 (98.5) 63 (95.5) 2 (3.0) Thrombocytopenia 59 (89.4) 53 (80.3) 0 Chills 52 (78.8) 4 (6.1) 0 Anemia 44 (66.7) 36 (54.5) 0 Pyrexia 39 (59.1) 11 (16.7) 0 Febrile neutropenia 36 (54.5) 35 (53.0) 0 Neutropenia 36 (54.5) 25 (37.9) 0 Hypophosphatemia 29 (43.9) 22 (33.3) 0 Fatigue 27 (40.9) 1 (1.5) 0 Leukopenia 27 (40.9) 22 (33.3) 0 Hypotension 23 (34.8) 7 (10.6) 0 Tachycardia 22 (33.3) 1 (1.5) 0 Lymphopenia 21 (31.8) 19 (28.8) 0 © 2020, Iovance Biotherapeutics 20 COHORT 2 BY INVESTIGATOR (ASCO 2019)

Responses N=66 (%) Objective Response Rate 24 (36.4%) Complete Response 2 (3%) Partial Response 22 (33.3%) Stable Disease 29 (43.9%) Progressive Disease 9 (13.6%) Non - Evaluable 4 (6.1%) Disease Control Rate 53 ( 80.3%) In heavily pretreated metastatic melanoma patients (3.3 mean prior therapies) • ORR 36% • DCR 80% • Median DOR has not been reached • Median study follow - up 15.5 months (as of 2 Jan 2020) – data update • Patients with PD - L1 negative status (TPS<5%) were among responders • Mean TIL cells infused: 27.3 x 10 9 • Median number of IL - 2 doses: 5.5 Potentially Efficacious Treatment for Patients with Limited Options COHORT 2 BY INVESTIGATOR © 2020, Iovance Biotherapeutics 21

Lifileucel time to response and current duration of response for evaluable patients (partial response or better) Responders Previously Progressed on Checkpoint Inhibitors © 2020, Iovance Biotherapeutics 22 BOR is best overall response on prior anti - PD - 1 immunotherapy ASCO 2019: One patient subsequently was downgraded in response from PR to SD COHORT 2 BY INVESTIGATOR

• 81% of evaluable patients had a reduction in tumor burden • Mean Time to response 1.9 months (range 1.3 - 5.6) • All assessments are by RECIST 1.1 • Responses are deep – nearly all responders are >30% BRAF mutant patients TIL Therapy Provides Deep Responses © 2020, Iovance Biotherapeutics | Strictly Confidential 23 (1) Three subjects had no post TIL disease assessment due to early death; one subject had no post - TIL disease assessment due to new cancer therapy. For subject #30, 100% change from baseline is displayed for the CR visit involved lymph nodes. COHORT 2 BY INVESTIGATOR - (Feb 2020 update) Lifileucel best overall response rate (1)

Lifileucel, a Potential Therapy for Metastatic Melanoma Patients who are Primary Refractory to Prior Anti - PD1 Therapy © 2020, Iovance Biotherapeutics ClinicalTrials.gov identifier: NCT02360579 SMR Annual Meeting | November 20 - 23, 2019 | Salt Lake City, UT, USA 24

COHORT 2 – PRIMARY REFRACTORY SUBGROUP BY INVESTIGATOR

Metastatic Melanoma Patients who are Primary Refractory to Anti-PD1/L1

- High unmet medical need for patients with advanced melanoma who have a BOR of PD to checkpoint therapy, known as primary refractory or primary resistance
- 40-65% of all metastatic melanoma patients are primary refractory to initial immune Anti-PD1/L1 therapy[(1)]
- TIL therapy offers a potential therapeutic option in primary refractory metastatic melanoma patients
- A subset analysis of data from Cohort 2 of C-144-01 study focused on primary refractory patients was presented at Society for Melanoma Research (SMR) 2019 conference

[(1)] Gide T.N., et al. Primary and Acquired Resistance to Immune Checkpoint Inhibitors in Metastatic Melanoma. *Clin. Cancer Res.* 2018;24:1260–1270

IOVANCE
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COHORT 2 – PRIMARY REFRACTORY SUBGROUP BY INVESTIGATOR

Subset Analysis of Metastatic Melanoma Cohort 2 C-144-01 Patients Primary Refractory to Anti-PD1/L1

A subset analysis of data from Cohort 2 of C-144-01 study focused on primary refractory patients was presented at SMR 2019 conference


Metastatic Melanoma Patients
40%-65%(1)
~3 Months
Anti-PD1/L1 Non-responders (Primary Refractory)
BRAF/MEK(2)
BRAF WT: TIL THERAPY High unmet need
Responders continue on therapy
Non-responders or relapse
TIL THERAPY High unmet need
~35%-60%
Anti-PD1/L1 Responders
Responders continue on therapy
Relapsed
BRAF/MEK(2)
BRAF WT: TIL Therapy
Responders continue on therapy
Non-responders or relapse
TIL Therapy

(1) Gide T.N., et al. Primary and Acquired Resistance to Immune Checkpoint Inhibitors in Metastatic Melanoma. *Clin. Cancer Res.* 2018;24:1260–1270. (2) Patients with BRAF V600E

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In n=42 patients primary refractory to anti - PD - 1/L1, defined as BOR of PD to the earliest anti - PD - 1/L1 treatment: • Mean duration on first anti - PD - 1/L1 was 3.1 months • 57% PD - L1 High/Positive (TPS ≥ 1%) C - 144 - 01: Cohort 2 Update at SMR 2019 © 2020, Iovance Biotherapeutics 27 COHORT 2 – PRIMARY REFRACTORY SUBGROUP Characteristic Cohort 2, n= 42 (%) Gender, n (%) Male 26 (62) Female 16 (38) Age Median 56 Min, Max 20, 77 Prior therapies, n (%) Mean # prior therapies 3.3 Anti - CTLA - 4 33 (79) Anti - PD - 1 42 (100) BRAF/MEK 9 (21) Progressive Disease (PD) for at least 1 prior therapy Anti - CTLA - 4 29 (88)* Anti - PD - 1 42 (100) Baseline ECOG score, n (%) 0 25 (60) 1 17 (40) Characteristic Cohort 2, n= 42 (%) BRAF Status, n (%) Mutated V600 11 (26) Wild Type 29 (69) Unknown 2 (5) Baseline LDH (U/L) Median 259 1 - 2 times ULN 10 (24) > 2 times ULN 5 (12) Target Lesion Sum of Diameter (mm) Mean (SD) 114 (78) Min, Max 17, 343 Number of Target & Non - Target Lesions (at Baseline) >3 35 (83) Mean 6 Patients with Baseline Liver and/or Brain Lesions 21 (50) *% is calculated based on number of patients received prior anti - CTLA4.

• Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred t erm • Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days Patients Primary Refractory to Anti - PD1/L1 Treatment Emergent Adverse Events (≥30%) Subset Analysis (1) © 2020, Iovance Biotherapeutics 28 Cohort 2 Patients Primary Refractory to Anti - PD1/PDL1, (N=42) Preferred Term Any Grade, n (%) Grade ≥3, n (%) Grade 5, n (%) Number of subjects reporting at least one TEAE 42 (100) 41 (97.6) 2 (4.8) Thrombocytopenia 38 (90.5) 33 (78.6) 0 Chills 32 (76.2) 3 (7.1) 0 Anemia 30 (71.4) 25 (59.5) 0 Pyrexia 25 (59.5) 7 (16.7) 0 Febrile neutropenia 23 (54.8) 23 (54.8) 0 Neutropenia 21 (50.0) 15 (35.7) 0 Hypophosphatemia 19 (45.2) 12 (28.6) 0 Leukopenia 18 (42.9) 15 (35.7) 0 Fatigue 18 (42.9) 1 (2.4) 0 Lymphopenia 15 (35.7) 13 (31.0) 0 Hypotension 14 (33.3) 5 (11.9) 0 Hypocalcemia 14 (33.3) 3 (7.1) 0 Aspartate aminotransferase increased 13 (31.0) 0 0 Diarrhea 13 (31.0) 1 (2.4) 0 Tachycardia 13 (31.0) 1 (2.4) 0 AEs are consistent with prior reports on the full Cohort 2 analysis set COHORT 2 – PRIMARY REFRACTORY SUBGROUP

In 42 patients primary refractory to anti - PD1/L1: • Median DOR has not been reached at median 12.0 months study follow up • ORR was notable in this sub - group at 40.5% Patients Primary Refractory to Anti - PD1/L1 Potentially Efficacious Treatment for Metastatic Melanoma (1) © 2020, Iovance Biotherapeutics 29 Cohort 2 Response ( Recist v1.1) Full analysis set, N=66 (%) Patients Primary Refractory to Anti - PD1/L1, n=42 (%) Objective Response Rate (ORR) 24 (36.4) 17 (40.5) Complete Response (CR) 2 (3.0) 2 (4.8) Partial Response (PR) 22 (33.3) 15 (35.7) Stable Disease (SD) 29 (43.9) 17 (40.5) Progressive Disease (PD) 9 (13.6) 5 (11.9) Non - Evaluable 4 (6.1) 3 (7.1) Disease Control Rate (DCR) 53 (80.3) 34 (81.0) Median Duration of Response (DOR) Not Reached Not Reached Min, Max 2.2, 21.2+ 2.8+, 21.2+ COHORT 2 – PRIMARY REFRACTORY SUBGROUP

Patients Primary Refractory to Anti - PD1/L1 Time to Response for Evaluable Patients with PR or Better (1) 71% of the responders are ongoing on study COHORT 2 – PRIMARY REFRACTORY SUBGROUP © 2020, Iovance Biotherapeutics 30

COHORT 2 – PRIMARY REFRACTORY SUBGROUP

Lifileucel in Metastatic Melanoma Primary Refractory to Anti-PD1/L1

40-65% of all metastatic melanoma patients are primary refractory to initial ICI therapy[1]

Lifileucel offers a highly efficacious therapy in patients who were primary refractory to prior anti-PD1/L1 ICI therapy[2]

- 40.5% ORR in patients who were primary refractory to anti-PD1/L1, which is a better response than Cohort 2
- 71% of responders who were primary refractory to anti-PD1/L1 remain on study
- At 12 months of study follow up, median DOR has not been reached for primary refractory subset

(1) Gide T.N., et al. Primary and Acquired Resistance to Immune Checkpoint Inhibitors in Metastatic Melanoma. *Clin. Cancer Res.* 2018;24:1260–1270.
(2) Sarnaik, et al. SMR 2019.

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Key Inclusion Criteria • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor and if BRAF V600 mutation positive, BRAF or BRAF/MEK targeted therapy Endpoints • Primary: efficacy defined as ORR by IRC • Secondary: safety and efficacy Study Updates • Confirmed with FDA that a randomized Phase 3 study is not feasible in advanced melanoma post - CPI • Jan 2020: Last patient dosed Cohort 4 is a Pivotal Single - Arm Registrational Trial Cohort 4 (Pivotal): Cryopreserved TIL product (Gen 2) N=75 Per FDA interaction COHORT 4 © 2020, Iovance Biotherapeutics 32

Late Stage (2L/3L) Melanoma Treatment Development Efforts

2L/3L melanoma treatment has no current standard of care

	Agent	ORR % (N)	Current Development Status	Prior Lines of Tx	Patient Characteristics
Combination with Anti-PD-1	**Checkpoints**				
	LAG-3 + nivo (BMS)	12% (N=61)[1]	Multiple 1L studies	1+	All comers, ECOG ≤2 • LAG-3 expression ≥1% (N=33) ORR=18%; • LAG-3 expression <1% (N=22) ORR=5%
	TLR9 agonists, HDAC				
	IMO-2125 (Idera) + ipi	22% (N=49)[2]	Phase 3, post-PD-1 melanoma ILLUMINATE 204	1-3	ECOG ≤1, intratumoral injection
	CMP-001 (CheckMate) + pembro	25% (N=82)[3]	Phase 1b	1+	ECOG ≤1, intratumoral injection
	SD-101 (Dynavax) + pembro	19% (N=31) 13% (N=30)[4]	Phase 1b/2 (abandoned)[8]	1+	2mg, 1-4 lesions, 8 mg 1 lesion ECOG ≤1 intratumoral injection
	Entinostat (Syndax) + pembro	19% (N=53)[5]	ENCORE 601	1+	ECOG ≤1
Single Agent	**Checkpoints**				
	TIGIT, TIM-3	Unknown	Phase 1/2		
	Cytokines				
	HD IL-2	8% (N=9)[6]		1+	HD IL-2 post anti-PD1
	Other				
	TIL	**36.4% (N=66)[7]**	**Phase 2, continuing to enroll pivotal trial**	**3.3**	**All post anti-PD1**

[1] Ascierto P et al., ESMO 2017; [2] Idera Pharmaceuticals Press Release April 21, 2020; [3] Milhem M et al., SITC 2019; [4] Amin et al., ASCO 2019, Abstract 9555; [5] Ramalingam et al., AACR 2019; [6] Buchbinder El et al., JCO 2017; [7] Sarnaik et al., SITC 2019; [8] DVAX press release May 23, 2019

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Cervical Cancer © 2020, Iovance Biotherapeutics 34

Potential Market for Cervical Cancer

"TIL immunotherapy with LN-145 is literally redefining what is treatable and potentially curable in advanced metastatic chemo-refractory cervical cancer. Patients who only two years ago would be facing hospice as their only alternative now have access to this potentially life extending new treatment. This is the most exciting news in this field in decades."

— Amir Jazaeri, M.D.
Director of the Gynecologic Cancer Immunotherapy Program in the Department of Gynecologic Oncology and Reproductive Medicine at MD Anderson

Cervical Cancer Facts

601k New Cases WW each year[(1)]

260k Deaths WW each year[(1)]

13k Diagnoses in U.S. each year[(2)]

4k Deaths in U.S. each year[(2)]

Available care: **Chemo -therapy** as first line option

For PD-L1 + patients, post-chemo receiving Keytruda[(3)] **ORR 14.3%**

Available Care for chemotherapy in 2L metastatic cervical patients **4.5-13%**[(4)(5)]

(1) JAMA Oncol. 2019;5(12):1749-1768. doi:10.1001/jamaoncol.2019.2996;
(2) https://seer.cancer.gov/
(3) https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf
(4) Schilder et al., Gynecologic Oncology 2005;
(5) Weiss, et al., A phase II trial of carboplatin for recurrent or metastatic squamous carcinoma of the uterine cervix: A Southwest Oncology Group Study

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C-145-04: Pivotal Phase 2 Trial in Cervical Cancer

Phase 2, multicenter study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN-145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495)

Population	Cohort
Cervical Cancer progressed on at least 1 prior systemic therapy excluding checkpoint	**Cohort 1 Pivotal** TIL N=75
Cervical Cancer progressed on prior anti-PD-1/PD-L1	**Cohort 2** TIL N=24
Cervical Cancer with no prior systemic therapy	**Cohort 3** TIL + pembro N=24
	Cohort 4 TIL previously enrolled pts e.g., Gen 1 TIL
	Cohort 5 TIL Retreatment

Endpoints

- Primary: ORR as determined by IRC
- Secondary: safety and efficacy

Study Updates

- March 2019: Fast Track designation
- May 2019: Breakthrough Therapy Designation
- June 2019: ASCO data presentation
- June 2019: FDA EOP2 held-existing study may be sufficient to support registration of LN-145
- July 2019: Study expanded to enroll a total of 75 patients
- November 2019: Additional cohorts added (Cohorts 2-5)

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Baseline Demographics N= 27 (%) Prior therapies Mean # prior therapies 2.4 Platinum - based 27 (100) Taxane 26 (96) Anti - VEGF 22 (82) PD - 1/PD - L - 1 4 (15%) Target lesions sum of diameter (mm) Mean (SD) 61 (38) Min, Max 10, 165 Histologic Cell Type, n (%) Squamous Cell Carcinoma 12 (44) Adenocarcinoma 12 (44) Adenosquamous Carcinoma 3 (11) Number of target & non - target lesions (at baseline) >3 17 (63) Mean ( min,max ) 4 (1,9) Key Inclusion Criteria • Recurrent, metastatic or persistent cervical carcinoma with at least 1 prior therapy • Age ≥ 18 Endpoints • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy Study Updates • Protocol amended to increase total to 75 patients • ORR as determined by IRC • Fast Track and BTD received • EOP2 meeting held with FDA LN - 145 in Cervical Cancer Interim Update at ASCO 2019 © 2020, Iovance Biotherapeutics 37

Frequency of AEs over time is reflective of potential benefit of one - time treatment with TIL (LN - 145) Adverse Events Tend to be Early and Transient © 2020, Iovance Biotherapeutics 38 **Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days. Patients wit h multiple events for a given preferred term are counted only once using the maximum grade under each preferred term. Safety terms which describe the same medical condition were combined; *The number of AEs is cumula tiv e and represent the total number of patients dosed N=27 Preferred Term Any Grade, n (%) Grade 3/4, n (%) Grade 5, n (%) Number of patients reporting at least one Treatment - Emergent AE ** 27 (100) 26 (96.3) 0 Chills 21 (77.8) 0 0 Anemia 15 (55.6) 15 (55.6) 0 Diarrhea 14 (51.9) 2 (7.4) 0 Pyrexia 14 (51.9) 1 (3.7) 0 Thrombocytopenia 14 (51.9) 12 (44.4) 0 Neutropenia 11 (40.7) 8 (29.6) 0 Vomiting 11 (40.7) 1 (3.7) 0 Hypotension 10 (37.0) 4 (14.8) 0 Dyspnea 9 (33.3) 1 (3.7) 0 Febrile neutropenia 9 (33.3) 8 (29.6) 0 Hypoxia 9 (33.3) 3 (11.1) 0 Leukopenia 9 (33.3) 6 (22.2) 0 Hypomagnesemia 8 (29.6) 0 0 Sinus tachycardia 8 (29.6) 0 0 Adverse Events Over Time

Responses N=27 (%) Objective Response Rate 12 (44%) Complete Response 3 (11%) Partial Response 9 (33%) Stable Disease 11 (41%) Progressive Disease 4 (15%) Non - Evaluable 0 Disease Control Rate 23 ( 85%) In heavily pretreated cervical cancer patients (2.4 mean prior therapies) • CR 11% • ORR 44% • DCR 85% • Median DOR has not been reached • Median follow - up 7.4 months • Mean TIL cells infused: 28 x 10 9 • Median number of IL - 2 doses: 6.0 Significant Response Observed in Patients with Limited Options © 2020, Iovance Biotherapeutics 39

LN - 145 time to response and current duration of for evaluable patients (partial response or better) Responses Observed Early On and Consistent with Melanoma • Mean time to first response 1.9 months • Mean time to best response 2.4 months © 2020, Iovance Biotherapeutics 40

LN - 145 best overall response rate Three Complete Responses Observed with LN - 145 • 78% of patients had a reduction in tumor burden • Mean time to response 1.9 months • All assessments are by RECIST 1.1 • Responses are deep with majority of responders are over 30% 41 © 2020, Iovance Biotherapeutics

Recurrent, metastatic, or persistent cervical carcinoma has no current standard of care Development Efforts in Recurrent, Metastatic or Persistent Cervical Carcinoma Agent ORR % ( N) Current Dev Status Prior Line of Tx Patient Characteristics Antibody - drug conjugate tisotumab vedotin (TV) ( Genmab /Seattle Genetics) 22% (N=55) (1) Phase 2 1+ Recurrent or metastatic cervical cancer that progressed on standard therapy (most had received at least two prior therapies), median DOR= 6 months Anti - PD - 1 AGEN2034 (Agenus) 11.4% (N=44) (2) Phase 2 1 + Patients must have relapsed after a platinum - containing doublet administered for treatment of advanced disease cemiplimab (Regeneron) 10% (N=10) (3) Phase 3 2+ Recurrent or metastatic cervical cancer resistant to, or intolerant of, platinum therapy TKI neratinib (Puma Biotechnology) 27% (N=11) (4) Phase 2 2 Metastatic HER2 - positive cervical cancer (percentage of HER2+ in cervical cancer is ~3.9%) (5) Cell therapies TIL (LN - 145) 44% (N=27) Phase 2 2.4 (mean) All patients progressed on or after chemotherapy (1) Hong et al., SGO 2019; (2) Drescher, et al. ESMO 2018; (3) Rischin , D. et al. ESMO 2018; (4) D’Souza et al. SGO 2019; (5) Yan, et al. Cancer Metastasis Rev . 2015 © 2020, Iovance Biotherapeutics 42

Additional Solid Tumor Studies © 2020, Iovance Biotherapeutics 43

Non - Small Cell Lung Cancer (NSCLC) © 2020, Iovance Biotherapeutics 44

Responses N=12 (%) Objective Response Rate 3 (25%) Complete Response 2 (17%) Partial Response 1 (8%) • ORR 25%; • 1 CR is noted in EGFR Δ Ex19 post afatinib , osimertinib , nivolumab • Median DOR not reached; • All 3 responders on TIL were relapsed or refractory to monotherapy Nivo • The TIL CR responses were ongoing • 2/3 responders were PD - L1 low (TPS<5%) Efficacy Data Post TIL Infusion © 2020, Iovance Biotherapeutics | Strictly Confidential 45 Moffitt NSCLC TIL plus Nivo Study in Patients Who Have Received Prior Nivolumab

Nivolumab and Tumor Infiltrating Lymphocytes (TIL) in Advanced Non - Small Cell Lung Cancer (NCT03215810) Moffitt TIL in Post - Nivolumab NSCLC © 2020, Iovance Biotherapeutics 46 (1) Creelan, et. al., Durable complete responses to adoptive cell transfer using tumor infiltrating lymphocytes (TIL) in non - small c ell lung cancer (NSCLC): a phase I trial, AACR 2020, Abstract #20 - LB - 10617 In 12 evaluable patients with advanced NSCLC who received nivolumab and TIL: • Two CRs out to one year • (PD - L1 low=1, EGFR mutation=1) • ORR 25% (or 33% if a uPR confirms) Post - TIL 15 14 03 13 01 08 04 16 05 02 25 09 - 100 - 80 - 60 - 40 - 20 0 20 40 60 Subject ID ** Best Overall Response % change vs. preTIL baseline PD PD PD* PD PD PD PD SD PS PS PS PD* Last RR on Prior Nivo CR PR Unconfirmed PR SD PD n= 12 evaluable           7 L P H V LQ F H 7 ,/ L Q I X V L R Q P R Q W K V 3 D W L H Q W V           2 Q J R L Q J W U L D O W U H D W P H Q W 5 D G L R J U D S K L F U H V S R Q V H X S 5  3 5  & 5 1 H Z O H V L R Q  ' U L Y H U 2 Q F R J H Q H                     ( * ) 5 ( [   L Q V . 5 $ 6 *   & ( * ) 5 ¨ ( [   . 5 $ 6 *   9 & & '&   5 ( 7 ( * ) 5 /    5 & '    5 2 6  ² . 5 $ 6 *   & . 5 $ 6 *   9 ( * ) 5 ¨ ( [   ( : 6 5   & 5 ( 0 ² ² ² ²

IOV-COM-202

TIL in Earlier Lines of Therapy in Combination with SOC

A prospective, open-label, multi-cohort, non-randomized, multicenter Phase 2 study evaluating adoptive cell therapy (ACT) with TIL LN-144 (Lifileucel)/LN-145 in combination with pembrolizumab or TIL LN-145/LN-145-S1 as a single therapy (NCT03645928)

Population	Indication	Cohort
Melanoma: *PD-1/PDL-1 Naive*	Melanoma	**Cohort 1A:** TIL+pembro, N=12
Melanoma: *≥ 1 Prior Systemic Therapy (including anti-PD1 and BRAF)*	Melanoma	**Cohort 1B:** TIL (LN-145-S1), N up to 27
Head & Neck: *PD-1/PDL-1 Naive*	Head & Neck	**Cohort 2A:** TIL+pembro, N=12
NSCLC: *PD-1/PDL-1 Naive*	NSCLC	**Cohort 3A:** TIL+pembro, N=12
NSCLC: *1-3 Prior Systemic Therapies (including CPI and TKI)*	NSCLC	**Cohort 3B:** TIL, N=12

Endpoints

- Primary: ORR and safety
- Secondary: CR rate

Study Updates

- 28 sites are activated globally
- Sites in the U.S., Canada and Europe

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Select more potent TIL • PD - 1 positive selected TIL by Iovance • PD - 1 positive selected TIL also through collaboration with CHUM Expand the TIL platform into new indications/regimens • Triple Negative Breast Cancer (Yale) • First patient dosed in Phase 1/2 study for PBL in CLL • IOV - 3001 IL - 2 analog licensed from Novartis Genetically modify to make a more tumor - reactive TIL • Cellectis TALEN ® collaboration agreement in place to support a clinical program Research Focus into Next Generation TIL © 2020, Iovance Biotherapeutics 48 Process optimization • Gen 3 (16 - day) process • Core biopsy

Iovance Biotherapeutics Global Reach and Scale © 2020, Iovance Biotherapeutics 49 Iovance Biotherapeutics has ~190 employees • Headquartered in San Carlos, CA • 3 additional offices • Iovance commercial manufacturing facility in Philadelphia, PA (under construction) San Carlos, CA New York City, NY Philadelphia, PA Zug, CH Tampa, FL Business Office or Subsidiary Iovance Manufacturing Site Corporate Headquarters

March 31, 2020 In millions (unaudited) Common shares outstanding 127 Preferred shares 4 (1) Options 12 Cash, cash equivalents, short - term investments, restricted cash $251 (2) Debt 0 (1) Preferred shares are shown on an as - converted basis (2) Includes Restricted Cash of $5.5 million Well Capitalized in Pursuit of TIL Commercialization © 2020, Iovance Biotherapeutics 50

Last patient dosed in Cohort 4 for lifileucel in support of registration in melanoma Top line data from melanoma Top line data from cervical Last patient dosed in pivotal program of LN - 145 for cervical cancer Hold a pre - BLA meeting with FDA Upcoming Milestones 2020 File BLA © 2020, Iovance Biotherapeutics 51 x Data presentation at ASCO for long term follow up of melanoma Cohort 2 x

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